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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest Event Reported): October 25, 2001


                                SONICWALL, INC.
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            (Exact Name of Registrant as Specified in its Charter)


        California                   000-27732                 77-0270079
(State or Other Jurisdiction   (Commission File Number)      (I.R.S. Employer
     of Incorporation)                                    Identification Number)

                               1160 Bordeaux Drive
                               Sunnyvale, CA 94089
                                 (408) 745-9600
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 (Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)


ITEM 2.  ACQUISITIONS OR DISPOSITIONS OF ASSETS.

On October 25, 2001 SonicWALL, Inc. acquired substantially all of the assets and business of RedCreek Communications, Inc., a privately-held provider of VPN and policy management solutions, for approximately $12.5 million in cash.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

     Financial statements of RedCreek Communications will be filed by amendment to this Report on Form 8-K, if required, no later than 60 days after November 9, 2001.

(b)  PRO FORMA FINANCIAL INFORMATION.

     Pro forma financial information pertaining to the acquisition of RedCreek Communications will be filed by amendment to this Report on Form 8-K, if required, no later than 60 days after November 9, 2001.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 30, 2001

                                         SONICWALL, INC.

                                         By: /s/ Gregory K. Miller

                                         Gregory K. Miller
                                         Senior Vice President, Legal
                                         and Corporate Affairs